UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934 (AMENDMENT NO.          )

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[ ]	Definitive Proxy Statement

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[ ]	Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-2.

Dover Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 05, 2011. Meeting Information DOVER CORPORATION Meeting Type: Annual Meeting For holders as of: March 09, 2011 Date: May 05, 2011 Time: 1:00 PM local time Location: Royal Palms Resort 5200 East Camelback Road Phoenix, AZ 85018 For meeting directions, visit: www.royalpalmshotel.com You are receiving this communication because you hold shares in the above named company. DOVER CORPORATION 3005 HIGHLAND PARKWAY This is not a ballot. You cannot use this notice to vote SUITE 200 these shares. This communication presents only an DOWNERS GROVE, IL 60515 overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. See the reverse side of this notice to obtain M32667-P07122 proxy materials and voting instructions.

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: 1. Annual Report 2. Notice and Proxy Statement How to View Online: Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 21, 2011 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. M32668-P07122 Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items The Board of Directors recommends a vote FOR each director under Item 1: 1. Election of Directors Nominees: 1a. D. H. Benson 1b. R. W. Cremin 1c. J-P. M. Ergas 1d. P. T. Francis 1e. K. C. Graham 1f. R. A. Livingston 1g. R. K. Lochridge 1h. B. G. Rethore 1i. M. B. Stubbs 1j. S. M. Todd 1k. S. K. Wagner M32669-P07122 1l. M. A. Winston The Board of Directors recommends a vote FOR Items 2 and 3: 2. To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2011. 3. To approve the advisory resolution on executive compensation. The Board of Directors recommends a vote FOR 1 YEAR on Item 4: 4. Advisory vote on the frequency of future advisory votes on executive compensation. NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

M32670-P07122